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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   --------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   May 15, 1998


           Tiers Asset-Backed Securities, Series CHAMT Trust 1997-7
           --------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          DELAWARE                  33-55860                  52-6880113
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(State or other jurisdiction      (Commission              (I.R.S. employer
     of incorporation)            file number)            identification no.)

c/o Delaware Trust Capital Management, Inc.
c/o Corestates Bank
FCS-4-2-6, 3 Beaver Valley Road
Wilmington, Delaware                                             19803
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(Address of principal executive offices)                      (Zip code)

Registrant's telephone number, including area code (302)-421-7307
                                                   --------------

                                      N/A
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         (Former name or former address, if changed since last report)

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Item 1.           Changes in Control of Registrant.

                  Not Applicable.

Item 2.           Acquisition or Disposition of Assets.

                  Not Applicable.

Item 3.           Bankruptcy or Receivership.

                  Not Applicable.

Item 4.           Changes in Registrant's Certifying Accountant.

                  Not Applicable.

Item 5.           Other Events.

                  Not Applicable.

Item 6.  Resignations of Registrant's Directors.

                  Not Applicable.

Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits.

                  (a)  Not Applicable.

                  (b)  Not Applicable.

                  (c)  Exhibits.

1. Indenture Trustee's Monthly Report in respect of the May 15, 1998 Distribution Date
2. Administrator's Report in respect of the May 15, 1998
   Distribution Date

Item 8.  Change in Fiscal Year.

                  Not Applicable.

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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                TIERS Asset-Backed Securities
                                Series CHAMT Trust 1997-7

                                By:  Delaware Trust Capital Management, Inc.,
                                       not in its individual capacity,
                                       but solely as Owner Trustee on behalf of
                                       TIERS Asset-Backed Securities,
                                       Series CHAMT Trust 1997-7

                                By: /s/ Mary Kay Pupillo
                                    ------------------------------------------
                                Name:  Mary Kay Pupillo
                                Title:  Vice President
Dated:  May 15, 1998

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                                 EXHIBIT INDEX

Exhibit                                                                  Page
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1.  Indenture Trustee's Report in respect of the May 15, 1998
    Distribution Date                                                     5-6

2.  Administrator's Report in respect of the May 15, 1998
    Distribution Date                                                     7-8

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